________________________________________________________________________________
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Earliest Event Reported: May 10, 1999


                       MEDICIS PHARMACEUTICAL CORPORATION
________________________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)



        Delaware                     0-18443               52-1574808
(State or Other Jurisdiction       (Commission           (IRS Employer
of Incorporation)                  File Number)        Identification No.)



4343 East Camelback Road
Phoenix, Arizona                                                           85018
________________________________________________________________________________

(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:              (602)  808-8800
                                                   -----------------------------

                                 Not applicable
________________________________________________________________________________
          (Former Name or Former Address, if Changes Since Last Report)

Item 5.  Other Events
---------------------

         On May 10, 1999, Medicis Pharmaceutical Corporation announced that the Company's Board of Directors adopted a resolution authorizing the plan to repurchase up to $75 million of the Company's common stock from time to time in open market or privately negotiated transactions.

         The timing and terms of the repurchases will be determined by management based upon market conditions and corporate cash flow requirements. This stock repurchase program is effective immediately.

         The press release is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits
------------------------------------------

           (c)  Exhibits

          EXHIBIT NUMBER            DESCRIPTION
          --------------            -----------

          99                        Press Release dated May 10, 1999.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MEDICIS PHARMACEUTICAL CORPORATION

                                  /S/ MARK A. PRYGOCKI, SR.
                                  ----------------------------------------------
                                  Mark A. Prygocki, Sr.
                                  Chief Financial Officer


Date:  May 18, 1999.

                                  EXHIBIT INDEX


Exhibit
Number   Description
------   -----------

99       Press Release dated May 10, 1999.